UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2022

JACK HENRY & ASSOCIATES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	0-14112	43-1128385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

663 Highway 60, P.O. Box 807, Monett, MO 65708
(Address of Principle Executive Offices) (Zip Code)

417-235-6652
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	JKHY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On February 11, 2022, the Board of Directors (the “Board”) of Jack Henry & Associates, Inc. (the “Company”), approved an updated form of indemnification agreement (the “Indemnification Agreement”) between the Company and each of its directors and certain of its officers (each, an “Indemnitee”). The Company and each Indemnitee have executed the Indemnification Agreement, which Indemnification Agreement supersedes and replaces the previous form of indemnity agreement filed as Exhibit 10.8 to the Company’s Annual Report on Form 10-K for the year ending June 30, 1996. The Company intends to enter into the Indemnification Agreement with future directors and certain officers as may serve the Company from time to time.

The Indemnification Agreement supplements the indemnification provisions already contained in the Company’s Restated Certificate of Incorporation and generally provides that the Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, damages, judgments, fines, and other amounts reasonably incurred by Indemnitee in connection with any proceeding in which the Indemnitee is involved by reason of Indemnitee’s service as a director or officer of the Company. The Indemnification Agreement requires the advancement of defense expenses, on terms and conditions set forth therein, subject to repayment of such expenses by Indemnitee in the event Indemnitee is ultimately determined, following final disposition of the proceeding, to not be entitled to indemnification.
The foregoing description of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete text of the Indemnification Agreement, which is filed as Exhibit 10.71 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.
Exhibits

Exh.No. Description
10.71 JKHY - Form of Indemnification Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK HENRY & ASSOCIATES, INC.
(Registrant)

Date:	February 17, 2022	/s/ Kevin D. Williams
Kevin D. Williams
Chief Financial Officer and Treasurer